PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                             CASH RESERVE PORTFOLIO
                   Class Y Common Stock (Institutional Class)

                       Supplement dated October 25, 1996
                      to Prospectus dated January 2, 1996

     At a meeting held on October 25, 1996, the Board of Directors of Principal Preservation Portfolios, Inc. ("Principal Preservation") selected Arthur Andersen LLP as independent public accountants for the Cash Reserve Portfolio (the "Portfolio") to audit the Portfolio's financial statements for the fiscal year ending December 31, 1996. The Board of Directors of Principal Preservation believes that the selection of Arthur Andersen as independent accountants for the Portfolio should result in cost savings and other related efficiencies because Arthur Andersen currently serves as independent accountants for all other portfolios of Principal Preservation.

     The selection of Arthur Andersen was made following the voluntary resignation of Price Waterhouse LLP as independent public accountants for the Portfolio. Price Waterhouse resigned for reasons relating exclusively to fees. There were no disagreements between Principal Preservation and Price Waterhouse over any accounting matters.